                                                                   EXHIBIT 10.17


                             INTERCONNECT AGREEMENT

                                     Between

                                 Telia AB (publ)

                                       and

                                Nordiska Tele8 AB


MAIN AGREEMENT                                                      Confidential

Table of Contents

1.  Background
2.  Definitions
3.  Basic Interconnect Services
4.  Compensation for Basic Interconnect Services
5.  Specific Interconnect Services
6.  Interconnect Points
7.  Number Implementation
8.  Other Measures
9.  Registration and Billing
10. Technical Requirements and Network Arrangements
11. Installation, Management, and Maintenance
12. Operating Agreement
13. Secrecy and Supplying Information
14. Liability
15. Force Majeure
16. Non-Assignment
17. Amendments and Supplements
18. Agreement's Term and Termination
19. Disputes
INTERIM SUPPLEMENT

APPENDICES

COMPENSATION TO TELIA FOR BASIC INTERCONNECT SERVICES                 Appendix
COMPENSATION TO TELE8 FOR BASIC INTERCONNECT SERVICES                 Appendix
TERMS AND CONDITIONS FOR PROVIDING TELIA'S SPECIFIC
 INTERCONNECT SERVICES                                                Appendix
TERMS AND CONDITIONS FOR PROVIDING TELE8'S SPECIFIC
 INTERCONNECT SERVICES                                                Appendix
TRAFFIC REGISTRATION, BILLING ROUTINES, AND
 PAYMENT TERMS                                                        Appendix
LIST OF INTERCONNECT AREAS
 (CONNECTION POINTS AND AREA CODES)                                   Appendix
COMPENSATION RELATED TO POINTS OF INTERCONNECT                        Appendix
TECHNICAL REQUIREMENTS AND NETWORK ARRANGEMENTS                       Appendix
IMPLEMENTATION OF NUMBER SERIES                                       Appendix

SIGNALING NETWORK                                                     Appendix
ADDRESSES AND CONTACT POINTS BETWEEN TELIA AND TELE8                  Appendix

Specification References

Telia's Specifications (see also Appendix 7):

8211-A 302,rev A
8211-A 303,rev A
8211-A 304,rev C
8211-A 305,rev B
8211-A 306,rev A
8211-A 307,rev A
8211-A 308,rev A
8211-A 312,rev A
8211-A 313,rev A
8211-A 314,rev C
8211-A 317,rev A
8211-A 318,rev A
8211-A 335,rev A

Telia AB, org. no. 556103-4249, 123 86 FARSTA, hereinafter referred to as "Telia," and Nordiska Tele8 AB, org. no. 556452-3842, Hans Michelsensgatan 6B, 211 20 MALMO, hereinafter referred to as "Tele8," have, for the purposes of Interconnect between Telia's network and Tele8's network, entered into the following agreement:


                          INTERCONNECT AGREEMENT, ETC.
                          ----------------------------

1.   BACKGROUND

The Swedish National Post and Telecom Agency has granted Tele8 permission to provide telephone service in a publicly accessible telecommunications network.

Tele8 wishes to interconnect with Telia's switched telephone network, and the parties have therefore agreed to the technical and financial conditions for the Interconnect, as specified in this agreement.

There is an existing Interconnect agreement between the parties that expires on January 1, 1998, at which time this agreement becomes effective.

2.   DEFINITIONS

As used in this agreement, the following terms shall have the meanings specified below.

1.   Telia's network: Telia's switched telephone network

2.   Tele8's network: Tele8's switched telephone network

3. Sending operator: the party, either Telia or Tele8, from whose network a telephone call is sent

4. Receiving operator: the party, either Telia or Tele8, by whose network a telephone call is received

5.   Third operator: an operator other than Telia or Tele8

6. Termination: for the receiving operator, this means a telephone call from the sending operator's network that ends in the receiving operator's network

7. Transfer: for the sending operator, this means a telephone call that goes from the sending operator's network to the receiving operator's network

8. Access: a telephone call from a subscriber in a sending operator's network to a receiving operator's network, for which the receiving operator has a customer relationship with the subscriber in the sending operator's network (has "access" to the subscriber)

9. Transiting: the transport of a telephone call, via Telia's or Tele8's network, that goes to or comes from Tele8 or Telia and neither originates nor terminates in that network through which the transport takes place

10. Interconnect point: the point at which Telia's network is connected with another operator's network, thereby constituting - regarding Interconnect - an interface between both networks

11. Area of Interconnect: geographic area in Sweden that forms the base for the rate structure at Interconnect

12. Local segment: refers to a pricing situation that arises when a telephone call is transferred to a local point of Interconnect, within an area code, for which the called subscriber is connected

13. Single segment: refers to a pricing situation that arises when a traffic connection is transferred within an Interconnect area where both operators have Interconnect points

14. Double segment: refers to a pricing situation that arises when establishing a traffic connection from an Interconnect point within an Interconnect area to a subscriber in another Interconnect area

15. Single transiting: refers to a pricing situation that arises when a traffic connection is transferred to an Interconnect area where another operator has an Interconnect point

16. Double transiting: refers to a pricing situation that arises when a traffic connection is transferred to an Interconnect area where another operator does not have an Interconnect point

17.  BASIC INTERCONNECT SERVICES

3.1 TELIA'S BASIC INTERCONNECT SERVICES

Telia offers the following basic Interconnect services, see also Appendix 1.

a) termination of traffic from Tele8's network in Telia's network

b) access for Tele8 for traffic from Telia's network

c) transiting of traffic from Tele8 via Telia's network

3.2 TELE8'S BASIC INTERCONNECT SERVICES

Tele8 offers the following basic Interconnect services, see also Appendix 2.

a) termination of traffic from Telia's network in Tele8's network

b) access for Telia for traffic from Tele8's network

c) transiting of traffic from Telia via Tele8's network

4. COMPENSATION FOR BASIC INTERCONNECT SERVICES

4.1 RATE STRUCTURE

Telia's network is divided into thirteen Interconnect areas with two Interconnect points in each Interconnect area. The Interconnect areas are specified in Appendix 5.

Regarding termination and access, the compensation amounts refer to local segments, single segments, or double segments. Compensation for each respective type of segment is independent of the distance within and between the Interconnect areas, respectively.

Regarding transiting, the compensation amounts refer to either single transiting or double transiting. Compensation for each respective type of connection is independent of the distance within and between the Interconnect areas, respectively.

4.2 LEVEL OF COMPENSATION

Compensation for basic Interconnect services is specified in Appendix 1 (Telia) and Appendix 2 (Tele8). Price changes shall be negotiated between the parties in accordance with the provisions specified in Section 18.

4.3 CHARGEABLE TIME

The chargeable time for each telephone call shall be the "conversation time" as stipulated in Section 1.2.2 of CCITT-Recommendation D.150 (Mar del Plata version, 1968; amended at Melbourne, 1988).

The total chargeable time per calendar month shall be calculated so that the total number of seconds for all telephone calls during the period relating to a particular service is added together and divided by 60, after which the quotient is accordingly rounded up or down to the nearest whole minute. Thirty seconds or more shall be rounded up while time under thirty seconds shall be rounded down.

4.4 THE EFFECT OF TRAFFIC VOLUME ON COMPENSATION

See Appendix 1.

5. SPECIFIC INTERCONNECT SERVICES

The parties shall offer specific Interconnect services to the extent and under the conditions specified in Appendix 3.

Prices and accessibility regarding specific Interconnect services can be registered in a separate document called the "traffic matrix."

If changes are agreed to by the parties, then Appendix 3 and the traffic matrix shall be amended accordingly.

6. INTERCONNECT POINTS

Regional Interconnect points can be established in Interconnect areas at those locations and addresses listed in Appendix 5.

Delivery time for a point of Interconnect is specified in Appendix 6.

The parties are entitled to reimbursement for costs resulting from the establishment of Interconnect points, as well as for operating costs, in accordance with Appendix 6.

Telia shall establish groups of 30 at each respective point of Interconnect in accordance with the wishes of Tele8. Compensation for establishing and administrating such groups shall be made according to what is specified in Appendix 6. The party shall, based on the established groups of 30 at the Interconnect points and the traffic forecasts, adjust the dimensioning of the traffic capacity.

7. NUMBER IMPLEMENTATION

The cost of implementing access numbers (network prefixes) and subscriber numbers shall be paid by the party requesting the step, if not otherwise agreed. Conditions for number implementation are specified in Appendix 8.

8. OTHER MEASURES

Other measures that may be required in the network of either party as a result of Interconnect, shall, provided the parties are in agreement that the actions should be carried out, be paid by the party requesting the steps.

The party carrying out the measures shall provide information about the cost levels within one month of the opposite party's inquiry. If no inquiry has been made, then information about the cost levels shall be provided before work is started.

9. REGISTRATION AND BILLING

Registration of telephone traffic for basic and specific Interconnect services shall be performed by the sending operator. The sending operator is responsible for ensuring that only traffic for which the parties have agreed to interconnect, as specified in this agreement or the traffic matrix wherein the agreed services and traffic cases have been registered, is transferred to the receiving operator. Should the sending operator nevertheless transfer traffic to the receiving operator for which the parties have not agreed to interconnect, then the receiving operator is entitled to compensation, according to this party's price list, for the service in question.

Billing will be in Swedish kronor. Routines for registration, billing, and payment are described in Appendix 4.

10. TECHNICAL REQUIREMENTS AND NETWORK ARRANGEMENTS

10.1 SPECIFICATIONS AND NETWORK ARRANGEMENTS

Each respective party is responsible for ensuring that their network meets the technical specifications and network arrangements stipulated by the government's statutory regulations and for which the parties have agreed to in Appendix 7.

Changes in network arrangements (i.e., routing of traffic) shall be paid by the party requesting the action, unless otherwise agreed.

10.2 A-NUMBER IDENTIFICATION

A so-called A-number identification (calling party address) shall be provided, where permitted by existing technology, for each telephone call from the parties' respective telephone networks in the signaling system between the parties. The A-number information shall be assignable to the subscriber from where the call has originated (for calls forwarded, the subscriber where the telephone call was last forwarded) or assignable to that network from where the telephone call has been transferred to the opposite party's network. Detailed requirements regarding A-number transfer are specified in Telia's specification 8211-A 318,rev A.

A-number information can be used for the following:

a) charging a customer in connection with the basic Interconnect service Access
b) settlement between the parties in connection with basic or specific Interconnect services
c) implementation of certain Interconnect services, including correct customer charging related to these services
d) traffic statistics
e) presentation of an A-number to a called customer (receiving subscriber). Terms and conditions for presenting A-numbers from each respective party's network to a receiving subscriber are specified in Appendix 3

No specific compensation shall be made for providing information for the above stated uses in items a) - d).

Certain Interconnect services can only be offered on condition that the sending operator provides A-number identification. If a party does not provide A-number identification and thereby prevents settlement or charging with the receiving party, then the receiving party has the right not to provide such Interconnect service even though the service is included in this agreement. This does not apply if the sending operator provides other information that makes such settlement or charging possible. Before a service is discontinued, the parties shall try to find technical or other solutions to the problem.

A-numbers may be forwarded to a third operator's network in Sweden, where they may be used for accounting, statistics, and similar purposes. An A-number that is forwarded to a third operator's network may not be disclosed by the third operator to the receiving subscriber without a separate agreement between the operator to whose network the phoned subscriber is connected and the third operator. If the third operator should disclose an A-number or disclose an A-number in opposition to an existing agreement, then the party has the right to stop all transferring of A-numbers to that party who forwards A-numbers. Before A-number transfer is discontinued, the forwarding party shall be given the opportunity to take the necessary steps to stop the disclosure of A-numbers in the third operator's network.

The parties can not guarantee that the information according to this section,
Section 10.2, contains the A-number which the parties in each specific case wishes to receive. The parties are prepared to discuss steps that can improve the possibility of obtaining relevant A-number information for the parties.

10.3 B-NUMBER IDENTIFICATION

B-number identification, also called "called party address," shall, in the signaling system between the parties, be stated in accordance with technical conditions 8211-A 308,rev B, in Appendix 7.

11. INSTALLATION, MANAGEMENT, AND MAINTENANCE

Each party is responsible for the installation, management, and maintenance of systems on their side of the interface between the networks/point of Interconnect.

Telia can provide installation, management, and maintenance of a system that, according to the above paragraph, is the responsibility of Tele8. Such a commitment shall be governed by a separate agreement.

12. OPERATING AGREEMENT

Questions regarding practical arrangements for maintaining traffic accessibility in each respective network, as well as the conditions for cooperation between the parties in the event of interruptions in operations, etc., shall be governed by a separate operating agreement.

13. SECRECY AND SUPPLYING INFORMATION

The parties agree not to disclose the contents of this contract to outsiders without a special agreement, except for what is permitted by law.

Information that is received by the party about the opposite party, with the support of this agreement, shall be treated as confidential information.

Neither party may, without the opposite party's written consent, during the time of the agreement and three (3) years after the agreement expires, disclose information that has been received, both at collective bargaining and during the period of the agreement, from the opposite party and which concerns the agreement or its application unless the information has become general knowledge in some other way after it has been received or was already known by the party before the agreement was entered.

Within the respective party's company, the contents of this agreement or other information of confidential nature, which the party has received in connection to the carrying out of this agreement, may only be disclosed to personnel who require the information in order to comply with the agreement.

The parties commit themselves to submit, as soon as possible, necessary information regarding changes or plans for changes within their respective network, which could affect the parties' business and operations. Examples of such changes are the introduction of a new signaling system or changes to an existing signaling system between the networks.

14. LIABILITY

The parties shall, in the application of this agreement, exercise as much care and skill as can reasonably be expected from a competent telephone operator.

Consultations shall occur between the parties before introducing new technology, number changes, new or revised traffic routing, revised administrative routines, etc., which can affect the opposite party.

Neither party shall be liable to pay for damages suffered by the opposite party as a result of contractual claims from a third party.

A discontinuation of traffic and/or traffic interruptions resulting from regulations in Swedish legislation or from a decision by government authorities or from binding international obligations for which Sweden must comply with, shall not entitle the party suffering a loss from such an event to compensation from the other party for that loss.

15. FORCE MAJEURE

The commitments made by the parties according to this agreement are valid provided the commitment does not prevent or become unreasonably burdensome due to circumstances beyond the control of the party, and which could not reasonably be foreseen at the time the agreement came into being (Force Majeure).

If any force majeure condition occurs, the party shall immediately inform the opposite party that such a situation exists.

In the case of force majeure, the party is released from performing its commitments as long as the force majeure condition exists.

16. NON-ASSIGNMENT

Neither party is permitted to transfer rights or obligations that are stated in this agreement without the opposite party's written approval.

However, a party is permitted to transfer rights or obligations that are stated in the agreement to another company within that party's group of companies, under the condition that appropriate licenses and permits, issued by PTS, are transferred to the acquiring company and that the acquiring company, by way of written agreement, assumes all obligations of the transferring company as stated and specified in the agreement.

17. AMENDMENTS AND SUPPLEMENTS

To be valid, all amendments and supplements to this agreement, including its appendices, shall be drawn up, dated, and signed by both parties.

18. AGREEMENT'S TERM AND TERMINATION

The agreement is valid from the date on which it is signed and until either party gives written notice of cancellation of the agreement in accordance with the provisions stated below in this section.

It is evident from the various provisions in this agreement and its appendices that changes in the agreement's appendices can, in certain cases, be made without affecting the rest of the agreement.

Either party has the right to terminate this agreement for immediate cessation if

 .    the opposite party stops payment or is declared bankrupt.

 .    the opposite party commits a principal breach of contract for which said breach is not ceased or, in some other way, not remedied within one month from a written request to take such action.

Irrespective of what has been stated above, either party has the right to terminate this agreement for renegotiation if statutory regulations, government decisions or a change in some other factor essential to the agreement affects the conditions of the agreement. Such renegotiation shall commence no later than two months after notice of termination. Termination and renegotiation according to this paragraph does not mean that Interconnect is stopped. The conditions in force at the time of termination for renegotiation, according to this paragraph, shall, if not otherwise decided, remain applicable until new conditions have been agreed between the Parties or settled in accordance with Section 19 below.

Either party has the right to request renegotiation of compensation amounts in this agreement. Such renegotiation can refer to, for example, possibilities for volume rebates. Such renegotiation shall have commenced within one month of the request. Changes in compensation amounts shall not affect the rest of the agreement.

Either party is entitled, at anytime, to terminate the agreement with one (1) year's notice.

19. DISPUTES

Any disputes between the parties regarding the application or interpretation of this agreement shall first be attempted to be resolved through negotiations between the parties.

In the event the parties fail to solve the dispute, either party has the right to request mediation in accordance with the law on mediators. Disputes can not be referred to a court of law except for those cases that fall within ss.ss. 11-14 in the law on the protection of company secrets.

Interpretation, application, and execution of this agreement shall be based on Swedish law. Mediation or court proceedings shall take place in Sweden and be conducted in Swedish.
________________________________________________________________________________

This agreement has been prepared in duplicate, from which each party receives one copy.


________________________            __________________________________
Place and date                      Place and date

TELIA AB (publ)                     Nordiska Tele8 AB


________________________            __________________________________
Thorleif Herrstrom                  Matz Olsson

INTERIM SUPPLEMENT

SUPPLEMENT TO THE INTERCONNECT AGREEMENT BETWEEN TELE8 AND TELIA REGARDING INTERCONNECT PRICES FOR 1998.

LOCAL SEGMENT

Until the registering party is able to separate traffic in the local segment
(LS) and single segment (SS), prices for traffic in these segments (LS and SS respectively) shall be calculated as follows:
Both parties agree as to which area codes within the regional Interconnect area shall have LS. Up to five (5) area codes per Interconnect area are applied to LS, the remaining area code areas within the Interconnect area are applied to SS.

LOCAL POINTS OF INTERCONNECT

Each respective party intends to offer the possibility for local Interconnect wherever it is technically possible. Each party shall then announce defined local points of Interconnect in their network to which the opposite party can be physically connected. Planned utilization of local segments shall not affect existing routing at regional points of Interconnect until agreement has been made concerning local points of Interconnect.

The parties have agreed that, during 1998, the following five (5) area codes shall be applied to LS within each respective regional Interconnect area:

Interconnect Area 6 (Stockholm) 5 LS
0512, 0156, 0158, 0159, 08

Interconnect Area 9 (Gothenburg) 5 LS + 3 SS
0300, 0301, 0302, 0303, 0304, 031, 0322, 0340

Interconnect Area ll (Kristianstad) 5 LS + 9 SS
044, 0451, 0454, 0455, 0456, 0457, 0471, 0479, 0480, 0481,
0485, 0486, 0491, 0499

Interconnect Area 12 (Helsingborg) 5 LS + 4 SS
0345, 0346, 035, 0418, 042, 0460, 0431, 0433, 0435

Interconnect Area 13 (Malmo) 5 LS + 4 SS
040, 0410, 0411, 0413, 0414, 0415, 0416, 0417, 046

COMPENSATION ADJUSTMENT BASED ON TRAFFIC VOLUME
Proportional distribution of the rental costs for Interconnect capacity (groups of 30 and connections) based on Interconnect compensation, shall be applied when the party with the least volume reaches 15% of the total Interconnect compensation.

APPENDICES
----------

1. COMPENSATION TO TELIA FOR BASIC INTERCONNECT SERVICES

2. COMPENSATION TO TELE8 FOR BASIC INTERCONNECT SERVICES

3A. Terms and Conditions for Providing Telia's Specific Interconnect Services

          3A.1 Telia Frisamtal (toll free calls)
          3A.2 Telia Betalsamtal (toll calls)
          3A.3 077 Numbers
          3A.4 90 Numbers
          3A.5 Transiting to or terminating in another country
          3A.6 Specific services from other service providers
          3A.7 078 Numbers
          3A.8 Personal Number Services: 0701>075
          3A.9 A-Number Presentation

3B. Terms and Conditions for Providing Tele8's Specific Interconnect Services

          3B.1 Tele8 Fritele (toll free calls)
          3B.2 Tele8 Betalsamtal (toll calls)
          3B.3 Transiting to or terminating in another country
          3B.4 077 Numbers
          3B.5 078 Numbers
          3B.6 Personal Number Services: 0702>075
          3B.7 International Premium Rate Services (IPRS)
          3B.8 A-Number Presentation

4. TRAFFIC REGISTRATION, BILLING ROUTINES, AND PAYMENT TERMS

5. LIST OF INTERCONNECT AREAS (connection points and area codes)

6. COMPENSATION RELATED TO POINTS OF INTERCONNECT

7. TECHNICAL REQUIREMENTS AND NETWORK ARRANGEMENTS

8. IMPLEMENTATION OF NUMBER SERIES

9. SIGNALING NETWORK

10. ADDRESSES AND CONTACT POINTS BETWEEN TELIA AND TELE8

APPENDIX 1 to the Interconnect Agreement between Telia & Tele8

COMPENSATION TO TELIA FOR BASIC INTERCONNECT SERVICES

Compensation to Telia for basic Interconnect services is specified in the tables below.

Prices are in Swedish currency (oren) and are effective as of January 1, 1998.

Value added tax is added in accordance with current legislation.

1.   PRICE CHANGES

Price changes are negotiated between the parties in accordance with the provisions stated in Section 18 of the main agreement.

2. TERMINATION OF TRAFFIC FROM TELE8'S NETWORK AND ACCESS TO TELIA'S NETWORK FOR TRAFFIC TO TELE8'S NETWORK

Table 1 specifies the compensation Telia shall receive from Tele8 for the following:

a) termination in Telia's network of traffic from a Tele8 subscriber
b) termination in Telia's network of traffic that Tele8 connects from another country
c) access to Telia's network for traffic to Tele8's network

The rates for each service listed in items a, b, and c are in Swedish ore per completed telephone call (telephone calls with B-response) and in Swedish ore per minute, where minute refers to the conversation time according to ITU (CCITT). Rec. D.150.

TABLE 1

                                          OFF-PEAK
                       RATE PER             RATE          PEAK RATE
                    TELEPHONE CALL       PER MINUTE       PER MINUTE
-------------       -----------------------------------------------------
LOCAL SEGMENT          7 ore               3,6 ore           7,3 ore
SINGLE SEGMENT         7 ore               6,3 ore          12,6 ore
DOUBLE SEGMENT         7 ore               9,0 ore          l8,0 ore

Peak Hours: Ordinary business days: Monday - Friday, 8:00 a.m. - 6:00 p.m. Off-Peak Hours: Remaining time

All services, with the exception of the local segment, are provided via a regional point of Interconnect.

The local segment is provided via a local point of Interconnect.

3.   TRANSITING TRAFFIC FROM TELE8'S NETWORK TO A THIRD OPERATOR'S NETWORK IN
     SWEDEN

Telia transits traffic from Tele8's network to a third operator's network in Sweden. Implemented types of transit shall be specified in a separate document called the traffic matrix."

Rates are specified in Swedish ore per minute.

TABLE 2

                    OFF-PEAK RATE PER MINUTE      PEAK RATE PER MINUTE
                    --------------------------------------------------
Single Transiting           2,5 ore                    5,0 ore
Double Transiting           6,0 ore                    12,0 ore

Peak Hours: Ordinary business days: Monday - Friday, 8:00 a.m.-6:00 p.m. Off-Peak Hours: Remaining time.

Telia transits traffic from Tele8's network to a third operator's network in Sweden. Tele8 may only deliver traffic for transiting if the third operator agrees to receive the transited traffic. (Telia does not block traffic that is destined to a third operator's network.)

4.   TRAFFIC VOLUME'S EFFECT ON COMPENSATION

4.1 Definitions

Traffic volume: The number of conversation minutes, in both directions, per established group of 30 connecting lines (2 Mbit/s PCM system) in the Interconnect points in a certain Interconnect area.

Basic monthly traffic volume: 200 000 minutes per group of 30 connecting lines (2 Mbit/s PCM system) and month.

Tele8's traffic volume: Average traffic volume, based on the sum of traffic in both directions, in each respective Interconnect point established by Telia exclusively for Tele8 and solely used by Tele8.

Tele8's average monthly traffic volume: The average of Tele8's traffic volume during the last 12 successive calendar months.

4.2 Price Adjustment

In Tables 1 and 2 specified compensations are effective under the condition that Tele8's monthly traffic volume amounts to 65% or more of the basic monthly traffic volume. If Tele8's monthly traffic volume falls below 65% of the basic monthly traffic volume, then the specified compensations in Tables 1 and 2 shall, during the actual calendar month and regarding an Interconnect area, be increased according to Table 3 below.

4.3 Terms and Conditions for Applying Price Adjustment

Section 4.2 shall be applicable when the number of connecting lines in an Interconnect area contain at least three groups of 30 lines. Section 4.2 shall be applicable the first time during the 13th calendar month, which is calculated from the month the third group of 30 connecting lines was put into operation in the actual Interconnect area.

The purpose of the above is to enable Tele8 to gauge traffic in an efficient way.

TABLE 3

TRAFFIC AS A % OF THE
BASIC TRAFFIC VOLUME          PRICE INCREASE
---------------------------------------------
     55-65%                         +20%
     45-55%                         +40%
     35-45%                         +60%
     25-35%                         +80%
greater than 25%                    +100%

APPENDIX 2 to the Interconnect Agreement between Telia & Tele8

COMPENSATION TO TELE8 FOR BASIC INTERCONNECT SERVICES

Compensation to Tele8 for basic Interconnect services is specified in the tables below.

Prices are in Swedish currency (oren) and are effective as of 98-01-01.

Value added tax is added in accordance with current legislation

1.   PRICE CHANGES

Price changes are negotiated between the parties in accordance with the provisions stated in Section 18 of the main agreement.

2. TERMINATION OF TRAFFIC FROM TELIA'S NETWORK AND ACCESS TO TELE8'S NETWORK FOR TRAFFIC TO TELIA'S NETWORK

Table 1 specifies the compensation Tele8 shall receive from Telia for the following:

a) termination in Tele8's network of traffic from a Telia subscriber
b) termination in Tele8's network of traffic that Telia connects from another country
c) access to Tele8's network for traffic to Telia's network

The rates for each service listed in items a, b, and c are in Swedish ore per completed telephone call (telephone calls with B-response) and in Swedish ore per minute, where minute refers to the conversation time according to ITU (CCITT), Rec. D.150.

TABLE 1

                    RATE PER          OFF-PEAK
                    TELEPHONE         RATE PER            PEAK RATE
                      CALL             MINUTE             PER MINUTE
                    -------------------------------------------------
LOCAL SEGMENT        7 ore            3,6 ore               7,3 ore
SINGLE SEGMENT       7 ore            6,3 ore               12,6 ore
DOUBLE SEGMENT       7 ore            9,0 ore               18,0 ore

Peak Hours: Ordinary business days: Monday - Friday, 8:00 a.m. - 6:00 p.m. Off-Peak Hours: Remaining time.

All services, with the exception of the local segment, are provided via a regional point of Interconnect.

The local segment is provided via a local point of Interconnect.

APPENDIX 3 to the Interconnect Agreement between Telia & Tele8

3A. TERMS AND CONDITIONS FOR PROVIDING TELIA'S SPECIFIC INTERCONNECT SERVICES

          3A.1 Telia Frisamtal (toll free calls)
          3A.2 Telia Betalsamtal (toll calls)
          3A.3 077 Numbers 3A.4 90 Numbers
          3A.5 Transiting to or terminating in another country
          3A.6 Specific services from other service providers
          3A.7 078 Numbers
          3A.8 Personal Number Services: 0701>075
          3A.9 A-Number Presentation

Rates and accessibility (for Tele8) regarding the above specified services are also registered in a separate work document entitled "traffic matrix." Changes in accessibility and rates are registered in the traffic matrix; corresponding changes are to be made in this appendix and its sub-appendices.

3B. TERMS AND CONDITIONS FOR PROVIDING TELE8'S SPECIFIC INTERCONNECT SERVICES

          3B.1 Tele8 Fritele (toll free calls)
          3B.2 Tele8 Betalsamtal (toll calls)
          3B.3 Transiting to or terminating in another country
          3B.4 077 Numbers
          3B.5 078 Numbers
          3B.6 Personal Number Services: 0702>075
          3B.7 International Premium Rate Services (IPRS)
          3B.8 A-Number Presentation


APPENDIX 3A.1 to the Interconnect Agreement between Telia & Tele8

3A. TERMS AND CONDITIONS FOR PROVIDING TELIA'S SPECIFIC INTERCONNECT SERVICES

TELIA FRISAMTAL (REVERSED BILLING ROUTE)
(toll free calls)

DESCRIPTION OF THE SERVICE

When Tele8 transfers the telephone call to Telia's network, Telia directs the telephone call to the subscriber extension, which the owner of the actual 020 number has decided. There is no connection between the extension's geographical location and the 020 number.

The 020 number series at Telia's disposal is specified in the PTS numbering plan.

In order for Telia to be able provide this Interconnect service, Tele8 must send A-numbers in accordance with specification 8211-A 318, rev A.

TELEPHONE CALLS TO A 020 CUSTOMER IN SWEDEN

Telia compensates Tele8 for terminating in Tele8's network according to the provisions in Appendix 2.

Presently closed services:
--------------------------
020 0015     Ordering Telia Telemote (teleconference)
020 0018     Ordering calls abroad, Message supplying abroad
020 0021     Telegram, Greetings Telegram, Fonotext
020 882288   Telex Information

TELEPHONE CALLS TO A 020 CUSTOMER ABROAD (IN THE 020 79 NUMBER SERIES)

Telia compensates Tele8 for terminating in Tele8's network according to the provisions in Appendix 2.

Billing and payment terms are specified in Appendix 4.

Price changes follow Appendix 2 to the main agreement.

APPENDIX 3A.2 to the Interconnect Agreement between Telia & Tele8

TELIA BETALSAMTAL
(toll calls)

Tele8 is responsible for all of its customer relations with users of the Telia Betalsamtal service and, consequently, for any customer loses or costs that may occur as a result of misuse. With regard to Telia's customers, the safety level for these services will gradually be heightened by providing, for example, information about service price and personal codes. The parties are responsible for their own actions regarding their customers. Any costs to the opposite party shall be compensated by the initiating party.

071 NUMBER SERIES

The maximum time for a 071 telephone call is 8 minutes. Thereafter the telephone call is disconnected.

071 1XXXXX     97.5% of Telia's final customer rate
071 2XXXXX     97.5% of Telia's final customer rate
071 3XXXXX     97.5% of Telia's final customer rate
071 4XXXXX     97.5% of Telia's final customer rate
071 5XXXXX     97.5% of Telia's final customer rate
071 6XXXXX     97.5% of Telia's final customer rate
071 7XXXXX     97.5% of Telia's final customer rate
X = one number between 0 and 9

MASS CALLING

0718 1XXXXX    97.5% of Telia's final customer rate
0718 2XXXXX    97.5% of Telia's final customer rate
0718 3XXXXX    97.5% of Telia's final customer rate
0718 4XXXXX    97.5% of Telia's final customer rate
0718 88XXXX    97.5% of Telia's final customer rate
X = one number between 0 and 9

PRICE PER TELEPHONE CALL

0719 31XXXX    97.5% of Telia's final customer rate
0719 32XXXX    97.5% of Telia's final customer rate
0719 33XXXX    97.5% of Telia's final customer rate
0719 34XXXX    97.5% of Telia's final customer rate
0719 35XXXX    97.5% of Telia's final customer rate
0719 36XXXX    97.5% of Telia's final customer rate


0900 NUMBER SERIES, INFORMATION

Service with free rate setting, i.e., the number does not specify any rate class. The final customer rate is either in Swedish kronor per minute or Swedish kronor per telephone call.

0900 10XXXX    Closed Until Further Notice
0900 20XXXX    Not Open

0939 NUMBER SERIES, ENTERTAINMENT

Service with free rate setting, i.e., the number does not specify any rate class. The final customer rate is either in Swedish kronor per minute or Swedish kronor per telephone call.

0939 10XXXX    Closed Until Further Notice
0939 20XXXX    Not Open

0944 NUMBER SERIES, OTHER SERVICES

Service with free rate setting, i.e., the number does not specify any rate class. The final customer rate is either in Swedish kronor per minute or Swedish kronor per telephone call.

0944 10XXXX    Closed Until Further Notice
0944 20XXXX    Not Open

There are no rate differentiations with regard to time of day or weekdays.

Billing and payment terms are according to Appendix 4.

Telia Betalsamtal is related to Telia's final customer rates.

APPENDIX 3A.3 to the Interconnect Agreement between Telia & Tele8

077 NUMBERS - SERVICE WITH SHARED COST

COMPANY NUMBERS

077 1XXXXX    97.5% of Telia's final customer rate
X = one number between 0 and 9

ACCESS TO SPECIAL TELIA SERVICES

Telia offers certain access services to subscribers in Telia's network within the 020-0XXXXX number series.

Corresponding services can be offered to Tele8 within the 077-0XXXXX number series.

077 0XXXXX    0.25 SEK/min.
X = one number between 0 and 9

GENERAL TERMS AND CONDITIONS FOR 077 SERVICES

Billing and payment terms are stated in Appendix 4.

Telia 077 numbers are related to Telia's final customer rates. The rate is 97.5% of Telia's current final customer rates and is adjusted in step with changes in the final customer rate. Tele8 is informed one month prior to any change in final customer rates taking place.

APPENDIX 3A.4 to the Interconnect Agreement between Telia & Tele8

90 NUMBERS

90 000/112 SOS Alarm                           0.05 SEK/minute
90 120 Special Information                     97.5% of Telia'sfinal customer rate
90 160 Telephone Calls from text telephone     0.09 SEK/minute
90 165 Telephone Calls from text telephone     0.09 SEK/minute
90 510 Time                                    97.5% of Telia'sfinal customer rate
90 180 Wake-Up Call                            97.5% of Telia'sfinal customer rate

Presently closed services:
-------------------------
90130 Expediting telephone calls, supplying messages within Sweden, ordering telephone calls within Sweden

There are no rate differentiations with regard to time of day or weekdays.

Billing and payment terms are stated in Appendix 4.

Tele8 is informed one month prior to any rate change taking place in addition to those services in which the conditions for compensation are 97.5% of the final customer rate. The new rates are billed beginning with the following month's bill.

APPENDIX 3A.5 to the Interconnect Agreement between Telia and Tele8

TELIA'S SERVICES FOR INTERNATIONAL TERMINATION

Prices are valid from January 1, 1998 to December 31, 1998 and are extended thereafter one month at a time provided neither party informs the other party, in writing and no later than 15 days before the prices expires, about a change or cancellation.

Note 1. Telia intends to revise the price list in this appendix every quarter.
-------
The revised price list shall be entered as part of this agreement, either in the form of a supplement to the agreement or a revised appendix.

Note 2. An addition to this agreement is the estimating of traffic volume with
-------
the purpose of correctly gauging the network capacity. It is in the interest of both parties to avoid barriers in the network.

Note 3. Agreements on larger capacities to international destinations are
-------
handled separately by the parties.

Compensation to Telia is as follows:

          Price per destination (expressed in SDR per minute) as specified in the following pages. Billing is in Swedish kronor (SEK). The converting of SDR to SEK is based on the average rate for SDR (for the actual traffic month) according to the exchange rates posted by the Bank of Sweden in Stockholm.

Value added tax is added in accordance with current legislation.

Additional billing and payment terms are specified in Appendix 4 to the Interconnect Agreement.

Price changes are negotiated between the parties in accordance with what is stated in Section 18 of the main agreement.

--------------------------------------------------------------------------------
INTERNATIONAL TERMINATION
PRICE LIST IS EFFECTIVE AS OF NOVEMBER 11, 1997
--------------------------------------------------------------------------------
DESTINATIONS               SDR/MIN.               TRAFFIC VOLUME/MONTH
--------------------------------------------------------------------------------
AFGHANISTAN                   1,7787
ALASKA                        0,1400
ALBANIA                       0,3220
ALGERIA                       0,4091
AM. SAMOA                     0,5942
ANDORRA                       0,2153
ANGOLA                        0,8530
APPENDIX 3A.5 to the Interconnect Agreement between Telia & Tele8  App. 3 A 5 (2)

--------------------------------------------------------------------------------
DESTINATIONS               SDR/MIN.               TRAFFIC VOLUME/MONTH
--------------------------------------------------------------------------------
ANGUILLA                      1,5315
ANTIGUA                       0,7667
ARGENTINA                     0,8932
ARMENIA                       0,6920
ARUBA                         0,4421

ASCENSION                     0,6632
AUSTRALIA                     0,1552
AUSTRIA                       0,1694
AZERBAIJAN                    0,5379
BAHAMAS                       0,9613
BAHRAIN                       0,8503
BANGLADESH                    1,0114
BARBADOS                      0,9325
BELARUS                       0,2915
BELGIUM                       0,1488
BELIZE                        0,4965
BENIN                         0,9078
BERMUDA                       0,4907
BHUTAN                        0,6632
BOLIVIA                       1,0161
BOSNIA HERC                   0,2879
BOTSWANA                      0,5885
BRAZIL                        0,3972
BRITISH VIRGIN ISLANDS        0,6057
BRUNEI                        0,1667
BULGARIA                      0,2336
BURKINA FASO                  1,0473
BURUNDI                       0,7062
CAMBODIA                      1,6292
CAMEROON                      0,9312
CANADA                        0,0927
CAPE VERDE                    1,0268
CAYMAN ISLAND                 1,2152
CENTRAL AFRICAN REP.          1,4378
CHAD                          1,3164
CHILE                         0,2863
CHINA                         0,5517
CHRISTMAS ISLANDS             0,3182
COCOS ISLANDS                 0,3182
COLOMBIA                      0,7646
COMOROS                       1,3187
CONGO                         0,8993
--------------------------------------------------------------------------------
COOK ISLANDS                  1,2842
COSTA RICA                    0,7627
CROATIA                       0,2365
CUBA                          0,7353

APPENDIX 3A.5 to the Interconnect Agreement between Telia & Tele8   App. 3 A 5 (3)

--------------------------------------------------------------------------------
DESTINATIONS               SDR/MIN.               TRAFFIC VOLUME/MONTH
--------------------------------------------------------------------------------
CYPRUS                        0,2492
CZECH REPUBLIC                0,1760
DENMARK                       0,0617
DIEGO GARCIA                  0,0617
DJIBOUTI                      0,8292
DOMINICA                      0,4613

DOMINICAN REP.                0,6203
ECUADOR                       0,66960
EGYPT                         0,6833
EL SALVADOR                   0,6332
EQUATORIAL GUINEA             0,8932
ERITREA                       0,9105
ESTONIA                       0,1528
ETHIOPIA                      0,8869
FALKLAND ISLAND               0,6747
FEROE IS                      0,3429
FIJI                          0,6747
FINLAND                       0,0735
FRANCE                        0,1079
FRENCH GUYANA                 0,6609
FRENCH POLYNESIA              0,5942
GABON                         0,5789
GAMBIA                        1,0427
GEORGIEN                      1,0657
GERMANY                       0,0924
GHANA                         0,4850
GIBRALTAR                     0,5063
GREECE                        0,2530
GREENLAND                     1,1515
GRENADA                       0,8724
GUADALOUPE                    0,7610
GUAM                          0,5942
GUATEMALA                     0,5571
GUINEA, REP.                  0,5310
GUINEA-BISSAU                 1,3855
GUYANA                        0,7163
HAITI                         0,7245
HAWAII                        0,1400
HONDURAS                      0,6777
HONG KONG                     0,2595
HUNGARY                       0,1672
ICELAND                       0,2496
INDIA                         0,5517
INDONESIA                     1,1693
IRAN                          0,7113
IRAQ                          0,9507
APPENDIX 3A.5 to the Interconnect Agreement between Telia & Tele8     App. 3 A 5 (4)

--------------------------------------------------------------------------------
DESTINATIONS               SDR/MIN.               TRAFFIC VOLUME/MONTH
--------------------------------------------------------------------------------
IRELAND                       0,1334
ISRAEL                        0,6098
ITALY                         0,1638
IVORY COAST                   1,0255
JAMAICA                       1,0265
JAPAN                         0,2039
JORDAN                        0,9354

KAZAKSTAN                     0,8932
KENYA                         1,1290
KHABAROVISK                   0,7112
KIRGISTAN                     1,1290
KIRIBATI                      0,6402
KOREA, NORTH                  1,3578
KOREA, SOUTH                  0,3650
KUWAIT                        0,6754
LAOS                          1,5545
LATVIA                        0,1890
LEBANON                       0,8990
LESOTHO                       0,8070
LIBERIA                       0,7483
LIBYA                         0,4355
LICHTENSTEIN                  0,2042
LITHUANIA                     0,2100
LUXEMBURG                     0,1274
MACAW                         0,6805
MACEDONIA                     0,3904
MADAGASCAR                    2,1237
MALAWI                        0,6632
MALAYSIA                      0,6061
MALDIVE ISLANDS               1,2121
MALI                          0,6724
MALTA                         0,3205
MARSHALL ISLANDS              0,6402
MARTINIQUE                    0,7140
MAURETANIA                    1,1973
MAURITIUS                     1,7937
MAYOTTE                       0,6609
MEXICO                        0,4332
MICRONESIA                    0,6920
MIDWAY                        1,5711
MOCAMBIQUE                    0,7487
MOLDAVIA                      0,3326
MONACO                        0,1005
MONGOLIA                      1,6177
MONTSERRAT                    0,7202
MOROCCO                       0,4309

APPENDIX 3A.5 to the Interconnect Agreement between Telia & Tele8     App. 3 A 5 (5)

--------------------------------------------------------------------------------
DESTINATIONS               SDR/MIN.               TRAFFIC VOLUME/MONTH
--------------------------------------------------------------------------------
MYANMAR                       1,7845
NAKHODKA                      1,1405
NAMIBIA                       0,3757
NAURU                         0,6402
NEPAL                         0,6632
NETHERLANDS                   0,0988
NETHERL. ANTILLES             0,9831
NEW CALEDONIA                 0,5022

NEW ZEALAND                   0,3182
NICARAGUA                     0,7363
NIGER                         1,4828
NIGERIA                       1,5543
NIUE                          0,8242
NORFOLK ISLAND                0,3872
NORWAY                        0,0666
OMAN                          0,9078
PAKISTAN                      1,1870
PALAU                         2,9698
PANAMA                        0,6763
PAPUA NEW GUINEA              0,5482
PARAGUAY                      1,0378
PERU                          0,6774
PHILIPPINES/PLOT              0,5597
PITCAIRN                      1,5890
POLAND                        0,1881
PORTUGAL                      0,2325
PUERTO RICO                   0,1400
QATAR                         0,6778
REUNION                       0,6609
ROMANIA                       0,2711
RUSSIA                        0,3438
RWANDA                        1,0803
S HELENA                      0,6632
A PIERRE 6 MIQUELON           0,8185
SAIPAN                        1,7615
SAKHALIN                      1,1405
SAN MARINO                    0,2670
SAO TOME AND PRINCIPE         1,0427
SAUDI ARABIA                  0,8788
SENEGAL                       1,0056
SERBIA/MONTENEGRO             0,2233
SEYCHELLES                    1,0082
SIERRA LEONE                  1,2267
SINGAPORE                     0,2196
SLOVAKIA                      0,1980
SLOVENIA                      0,1672

APPENDIX 3A.5 to the Interconnect Agreement between Telia & Tele8     App. 3 A 5 (6)

--------------------------------------------------------------------------------
DESTINATIONS               SDR/MIN.               TRAFFIC VOLUME/MONTH
--------------------------------------------------------------------------------
SOLOMON ISLANDS               0,4907
SOMALIA                       0,7782
SOUTH AFRICA                  0,3329
SPAIN                         0,2093
SRI LANKA                     0,9808
ST CHRISTOPHER-NEVIS          1,2152
ST LUCIA                      1,0349
ST VINCENT                    1,0360
SUDAN                         0,7077

SURINAME                      0,9622
SWAZILAND                     0,6632
SWITZERLAND                   0,1194
SYRIA                         0,8702
TADJIKISTAN                   0,9910
TAIWAN                        0,3753
TANZANIA                      0,6397
THAILAND                      0,5375
TOGO                          0,6920
TONGA                         0,8300
TRINIDAD &TOBAGO              0,9624
TRISTAN DA CUNHA              2,3423
TUNISIA                       0,4163
TURKEY                        0,3138
TURKMENISTAN                  0,6057
TURKS & CAICOS                1,4510
TWALU                         0,5482
UGANDA                        0,7353
UK                            0,0683
UKRAINE                       0,3280
UNITED ARAB EMIRATES          0,5482
URUGUAY                       0,7059
USA                           0,0788
UZBEKISTAN                    1,1813
VANUATU                       0,5022
VENEZUELA                     0,8075
VIET NAM                      1,5729
VIRGIN ISLANDS (US)           0,2147
WAKE                          1,7270
WALLIS IS                     1,4682
WESTERN SAHARA                0,4309
WESTERN SAMOA                 0,8530
YEMEN                         0,8926
ZAIRE                         0,5770
ZAMBIA                        0,6657
ZIMBABWE                      0,4562


APPENDIX 3A.6 to the Interconnect Agreement between Telia & Tele8

SPECIFIC SERVICES, WHICH ARE PROVIDED BY ANOTHER PARTY VIA A SEPARATE
AGREEMENT

Tele8 shall, for the specific services listed below, make a separate agreement with each respective service provider within Telia's group of companies (presently Telia InfoMedia Respons AB), if access to the services is desired. The specific service is billed by the service provider. Telia only provides telephone call connection between Tele8's network and the service provider.

Telia is obligated to establish telephone connection to service providers with which Tele8 has made an agreement with. The stated price refers to compensation from Tele8 to Telia for telephone calls from Tele8's telephone network to the service provider.

Telia bills Tele8 for telephone call connection between Tele8's network and the service provider. Billing and payment terms are according to the provisions in Appendix 4 to the main agreement.

A charge of 0.09 SEK/min. is applied for telephone connection to service providers in connection with the services listed below.

Price changes are negotiated between the parties in accordance with the provisions stated in Section 18 of the main agreement.

TELIA INFOMEDIA RESPONS AB:

07975     Directory Assistance - Sweden
07977     Directory Assistance - Abroad

TELIA MOBILE AB:

074 0, 074 6-9     Paging


APPENDIX 3A. 7 to the Interconnect Agreement between Telia & Tele8

NETWORK OPERATOR'S SPECIFIC SERVICE, 078 NUMBER SERIES

Telia has been allocated this number series. The service is not yet open. The parties intend to negotiate this service's commercial conditions before its introduction.

APPENDIX 3A.8 to the Interconnect Agreement between Telia & Tele8

PERSONAL NUMBER SERVICES, NUMBER SERIES: 0701>075

TELIA PERSONA:

The service provides a personal number service with the possibility of directing incoming telephone calls to an optional telephone number in a fixed or mobile network. The number series will be changed from 0701 to 075; both numbers will exist at the same time during a period of one year.

Calling number                       Rate
--------------                       ----
0701 10XXX-0701 59XXX     97.5% of Telia's final customer rate

X = one number between 0 and 9

REDIRECTING

The user can redirect telephone numbers by calling a special telephone number. Telia enables subscribers in Telia's network to redirect by calling 020-0700. The corresponding service from Tele8's network is offered by calling 077-03XX.

GENERAL TERMS AND CONDITIONS FOR TELIA PERSONA

Billing and payment terms are according to the provisions stated in Appendix 4.

Telia Persona is related to Telia's final customer rates. The rate is 97.5% of Telia's current final customer rates and is adjusted in step with changes in the final customer rate.

APPENDIX 3A.9 to the Interconnect Agreement between Telia & Tele8

A-NUMBER PRESENTATION

TERMS AND CONDITIONS FOR PRESENTING TELIA'S SUBSCRIBERS' A-NUMBERS

Telia's subscribers' A-numbers refer to calls made by the subscribers that are billed by Telia AB.

Telia gives Nordiska Tele8 AB the right to present Telia's subscribers' A-numbers to a receiving subscriber in Nordiska Tele8's network. The right is not valid in those cases where the subscriber resists presenting its subscriber number.

Nordiska Tele8 AB shall, as compensation for this right, pay 1 (one) ore to Telia for each call that is put through from Nordiska Tele8's network.


APPENDIX 3B.1 to the Interconnect Agreement between Telia & Tele8

3B TERMS AND CONDITIONS FOR PROVIDING TELE8'S SPECIFIC INTERCONNECT SERVICES

TELE8 FRITELE (REVERSED BILLING ROUTE)
(toll free calls)

DESCRIPTION OF THE SERVICE
When Telia transfers the telephone call to Tele8's network, Tele8 directs the telephone call to the subscriber extension, which the owner of the actual 020 number has decided. There is no connection between the extension's geographical location and the 020 number.

Tele8 Fritele contains the number series 020 ZZZXXXX, where ZZZ forms a number series that is assigned by The Swedish National Post and Telecom Agency.


CALLS TO A 020 CUSTOMER IN SWEDEN

Tele8 compensates Telia for terminating in Telia's network according to the provisions stated in Appendix 1.

Billing and payment terms are specified in Appendix 4.

Price changes follow Appendix 2 to the main agreement.

APPENDIX 3B.2 to the Interconnect Agreement between Telia & Tele8

TELE8 BETALSAMTAL
(toll calls)

0900 NUMBER SERIES
Information Service - 0900 88

0939 NUMBER SERIES
Other Services - 0939 8R

0944 NUMBER SERIES
Entertainment Service - 0944 88

AN INTERIM AGREEMENT

Telia intends, on commercial terms, to offer Nordiska Tele8 functions for billing charged telephone services.

Estimated delivery time is 6 months after Telia has made an offer and an agreement has been drawn up with the Interconnect operator. The parties intend to promptly work out a permanent solution.

COMMERCIAL TERMS AND CONDITIONS

Nordiska Tele8 shall compensate Telia for terminating in Telia's network according to the provisions stated in Appendix 1.

Tele8 is responsible for the Tele8 Betalsamtal service. The parties are responsible for their own actions regarding their customers. Any costs to the opposite party shall be compensated by the initiating party.

Billing and payment terms are specified in Appendix 4.

Price changes follow Appendix 1 to the main agreement.

APPENDIX 3B.3 to the Interconnect Agreement between Telia & Tele8

TELE8'S SERVICES FOR INTERNATIONAL TERMINATION

The service for transiting and terminating traffic to subscribers in countries outside of Sweden is offered according to the below price list. Prices are stated in SDR per minute for each destination.

VALIDITY AND CANCELLATION

Prices are valid from November 1, 1997 to December 31, 1998 and are extended thereafter one month at a time provided neither party informs the other party, in writing and no later than 15 days before the prices expires, about a change or cancellation.

The price list provides one price/minute for all destinations.

Value added tax is added in accordance with current legislation.

Billing and payment terms are specified in Appendix 4.

Price changes are negotiated between the parties in accordance with the provisions stated in Section 18 of the main agreement.

--------------------------------------------------------------------------------
DESTINATION                  SDR/MIN.               TRAFFIC VOLUME/MONTH
--------------------------------------------------------------------------------
ALASKA                        0,118
--------------------------------------------------------------------------------
ALBANIA                       0,241
--------------------------------------------------------------------------------
ALGERIA                       0,304
--------------------------------------------------------------------------------
AMERICAN SAMOA                0,331
--------------------------------------------------------------------------------
ANDORRA                       0,201
--------------------------------------------------------------------------------
ANGOLA                        0,431
--------------------------------------------------------------------------------
ANGUILLA                      0,390
--------------------------------------------------------------------------------
ANTIGUA & BARBUDA             0,310
--------------------------------------------------------------------------------
ARGENTINA                     0,336
--------------------------------------------------------------------------------
ARMENIA                       0,510
--------------------------------------------------------------------------------
ARUBA                         0,239
--------------------------------------------------------------------------------
ASCENSION                     0,482
--------------------------------------------------------------------------------
AUSTRALIA                     0,109
--------------------------------------------------------------------------------
AUSTRALIA EXT. TERRITORIES    0,605
--------------------------------------------------------------------------------
AUSTRIA                       0,152
--------------------------------------------------------------------------------
AZERBAIJAN                    0,319
--------------------------------------------------------------------------------
BAHAMAS                       0,161
--------------------------------------------------------------------------------
BAHRAIN                       0,554
--------------------------------------------------------------------------------
BANGLADESH                    0,668
--------------------------------------------------------------------------------
BARBADOS                      0,435

APPENDIX 3B.3 to the Interconnect Agreement between Telia & Tele8   App. 3 B 3 (2)

--------------------------------------------------------------------------------
BELARUS                       0,247
--------------------------------------------------------------------------------
BELGIUM                       0,139
--------------------------------------------------------------------------------
BELIZE                        0,554
--------------------------------------------------------------------------------
BENIN                         0,434
--------------------------------------------------------------------------------
BERMUDA                       0,168
--------------------------------------------------------------------------------
BHUTAN                        0,587
--------------------------------------------------------------------------------
BOLIVIA                       0,503
--------------------------------------------------------------------------------
BOSNIA HERZEGOVINA            0,269
--------------------------------------------------------------------------------
BOTSWANA                      0,447
--------------------------------------------------------------------------------
BRAZIL                        0,344
--------------------------------------------------------------------------------
BRITISH VIRGIN ISLANDS        0,289
--------------------------------------------------------------------------------
BRUNEI                        0,306
--------------------------------------------------------------------------------
BULGARIA                      0,228
--------------------------------------------------------------------------------
BURKINA FASO                  0,436
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BURUNDI                       0,381
--------------------------------------------------------------------------------
CAMBODIA                      0,814
--------------------------------------------------------------------------------
CAMEROON                      0,579
--------------------------------------------------------------------------------
CANADA                        0,088
--------------------------------------------------------------------------------
CAPE VERDE                    0,383
--------------------------------------------------------------------------------
CAYMAN ISLAND                 0,319
--------------------------------------------------------------------------------
CENTRAL AFRICAN REPUBLIC      0,552
--------------------------------------------------------------------------------
CHAD REPUBLIC                 0,711
--------------------------------------------------------------------------------
CHILE                         0,243
--------------------------------------------------------------------------------
CHINA                         0,587
--------------------------------------------------------------------------------
CHRISTMAS ISLANDS             0,277
--------------------------------------------------------------------------------
COCOS ISLANDS                 0,277
--------------------------------------------------------------------------------
COLOMBIA                      0,319
--------------------------------------------------------------------------------
COMOROS                       0,472
--------------------------------------------------------------------------------
CONGO                         0,476
--------------------------------------------------------------------------------
COOK ISLANDS                  0,733
--------------------------------------------------------------------------------
COSTA RICA                    0,386
--------------------------------------------------------------------------------
CROATIA                       0,206
--------------------------------------------------------------------------------
CUBA                          0,453
--------------------------------------------------------------------------------
CYPRUS                        0,224
--------------------------------------------------------------------------------
CZECH REPUBLIC                0,190
--------------------------------------------------------------------------------
DENMARK                       0,092
--------------------------------------------------------------------------------
DIEGO GARCIA                  0,516
--------------------------------------------------------------------------------
DJIBOUTI                      0,472
--------------------------------------------------------------------------------
DOMINICA                      0,439
--------------------------------------------------------------------------------
DOMINICAN REPUBLIC            0,218
--------------------------------------------------------------------------------
ECUADOR                       0,445
--------------------------------------------------------------------------------
EGYPT                         0,545
--------------------------------------------------------------------------------
EL SALVADOR                   0,428
--------------------------------------------------------------------------------
EQUATORIAL GUINEA             0,794
--------------------------------------------------------------------------------
ERITREA                       0,839

APPENDIX 3B.3 to the Interconnect Agreement between Telia & Tele8   App. 3 B 3 (3)

--------------------------------------------------------------------------------
ESTONIA                       0,152
--------------------------------------------------------------------------------
ETHIOPIA                      0,713
--------------------------------------------------------------------------------
FALKLAND ISLAND               0,151
--------------------------------------------------------------------------------
FEROE ISLANDS                 0,112
--------------------------------------------------------------------------------
FIJI ISLANDS                  0,655
--------------------------------------------------------------------------------
FINLAND                       0,082
--------------------------------------------------------------------------------
FRANCE                        0,120
--------------------------------------------------------------------------------
FRENCH GUYANA                 0,411
--------------------------------------------------------------------------------
FRENCH POLYNESIA              0,478
--------------------------------------------------------------------------------
GABON REPUBLIC                0,569
--------------------------------------------------------------------------------
GAMBIA                        0,462
--------------------------------------------------------------------------------
GEORGIA                       0,440
--------------------------------------------------------------------------------
GERMANY                       0,087
--------------------------------------------------------------------------------
GHANA                         0,445
--------------------------------------------------------------------------------
GIBRALTAR                     0,253
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
GREECE                        0,245
--------------------------------------------------------------------------------
GREENLAND                     0,338
--------------------------------------------------------------------------------
GRENADA                       0,428
--------------------------------------------------------------------------------
GUADALOUPE                    0,315
--------------------------------------------------------------------------------
GUAM                          0,131
--------------------------------------------------------------------------------
GUATEMALA                     0,386
--------------------------------------------------------------------------------
GUINEA-BISSAU                 0,869
--------------------------------------------------------------------------------
GUINEA, REPUBLIC              0,535
--------------------------------------------------------------------------------
GUYANA                        0,596
--------------------------------------------------------------------------------
HAITI                         0,495
--------------------------------------------------------------------------------
HAWAII                        0,069
--------------------------------------------------------------------------------
HONDURAS                      0,369
--------------------------------------------------------------------------------
HONG KONG                     0,185
--------------------------------------------------------------------------------
HUNGARY                       0,135
--------------------------------------------------------------------------------
ICELAND                       0,185
--------------------------------------------------------------------------------
INDIA                         0,527
--------------------------------------------------------------------------------
INDONESIA                     0,506
--------------------------------------------------------------------------------
INMARSAT A AOR/E              3,899
--------------------------------------------------------------------------------
INMARSAT A AOR/W              3,899
--------------------------------------------------------------------------------
INMARSAT A IOR                3,899
--------------------------------------------------------------------------------
INMARSAT A POR                3,899
--------------------------------------------------------------------------------
INMARSAT B AOR/E              2,294
--------------------------------------------------------------------------------
INMARSAT B AOR/W              2,294
--------------------------------------------------------------------------------
INMARSAT B IOR                2,294
--------------------------------------------------------------------------------
INMARSAT B POR                2,294
--------------------------------------------------------------------------------
INMARSAT M AOR/E              2,294
--------------------------------------------------------------------------------
INMARSAT M AOR/W              2,294
--------------------------------------------------------------------------------
INMARSAT M IOR                2,294
--------------------------------------------------------------------------------
INMARSAT M POR                2,294
--------------------------------------------------------------------------------
INMARSAT MINI M WORLDWIDE     1,016
--------------------------------------------------------------------------------

APPENDIX 3B.3 to the Interconnect Agreement between Telia & Tele8   App. 3 B 3 (4)

--------------------------------------------------------------------------------
INMARSAT MINI M AOR/E         1,016
--------------------------------------------------------------------------------
INMARSAT MINI AOR/W           1,016
--------------------------------------------------------------------------------
INMARSAT MINI IOR             1,016
--------------------------------------------------------------------------------
INMARSAT MINI POR             1,016
--------------------------------------------------------------------------------
IRAN                          0,525
--------------------------------------------------------------------------------
IRAQ                          0,705
--------------------------------------------------------------------------------
IRELAND                       0,157
--------------------------------------------------------------------------------
ISRAEL                        0,327
--------------------------------------------------------------------------------
ITALY                         0,142
--------------------------------------------------------------------------------
IVORY COAST                   0,710
--------------------------------------------------------------------------------
JAMAICA                       0,428
--------------------------------------------------------------------------------
JAPAN                         0,168
--------------------------------------------------------------------------------
JORDAN                        0,531
--------------------------------------------------------------------------------
KAZAKSTAN                     0,453
--------------------------------------------------------------------------------
KENYA                         0,503
--------------------------------------------------------------------------------
KIRIBATI                      0,733
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
KUWAIT                        0,52
--------------------------------------------------------------------------------
KYRGYZ REPUBLIC/KIGHIZIA      0,458
--------------------------------------------------------------------------------
LAOS                          0,439
--------------------------------------------------------------------------------
LATVIA                        0,213
--------------------------------------------------------------------------------
LEBANON                       0,587
--------------------------------------------------------------------------------
LESOTHO                       0,4721
--------------------------------------------------------------------------------
LIBERIA                       0,252
--------------------------------------------------------------------------------
LIBYA                         0,364
--------------------------------------------------------------------------------
LICHTENSTEIN                  0,137
--------------------------------------------------------------------------------
LITHUANIA                     0,234
--------------------------------------------------------------------------------
LUXEMBOURG                    0,137
--------------------------------------------------------------------------------
MACAO                         0,390
--------------------------------------------------------------------------------
MACEDONIA                     0,252
--------------------------------------------------------------------------------
MADAGASCAR                    0,552
--------------------------------------------------------------------------------
MALAWI                        0,392
--------------------------------------------------------------------------------
MALAYSIA                      0,260
--------------------------------------------------------------------------------
MALDIVES                      0,464
--------------------------------------------------------------------------------
MALI REPUBLIC                 0,609
--------------------------------------------------------------------------------
MALTA                         0,162
--------------------------------------------------------------------------------
MARSHALL ISLANDS              0,467
--------------------------------------------------------------------------------
MARTINIQUE                    0,316
--------------------------------------------------------------------------------
MAURETANIA                    0,528
--------------------------------------------------------------------------------
MAURITIUS                     0,482
--------------------------------------------------------------------------------
MEXICO                        0,294
--------------------------------------------------------------------------------
MICRONESIA                    0,462
--------------------------------------------------------------------------------
MOLDOVA                       0,299
--------------------------------------------------------------------------------
MONACO                        0,162
--------------------------------------------------------------------------------
MONGOLIA                      0,665
--------------------------------------------------------------------------------
MONTSERRAT                    0,439

APPENDIX 3B.3 to the Interconnect Agreement between Telia & Tele8   App. 3 B 3 (5)

MOROCCO                       0,308
--------------------------------------------------------------------------------
MOZAMBIQUE                    0,506
--------------------------------------------------------------------------------
MYANMAR/BURMA                 0,780
--------------------------------------------------------------------------------
NAMIBIA                       0,490
--------------------------------------------------------------------------------
NAURU                         0,631
--------------------------------------------------------------------------------
NEPAL                         0,630
--------------------------------------------------------------------------------
NETHERLANDS ANTILLES          0,285
--------------------------------------------------------------------------------
NETHERLANDS                   0,120
--------------------------------------------------------------------------------
NEVIS ISLAND                  0,453
--------------------------------------------------------------------------------
NEW CALEDONIA                 0,482
--------------------------------------------------------------------------------
NEW ZEALAND                   0,146
--------------------------------------------------------------------------------
NICARAGUA                     0,499
--------------------------------------------------------------------------------
NIGER REPUBLIC                0,680
--------------------------------------------------------------------------------
NIGERIA                       0,495
--------------------------------------------------------------------------------
NIUE ISLAND                   0,631
--------------------------------------------------------------------------------
NORFOLK ISLAND                0,438
--------------------------------------------------------------------------------
NORTH KOREA                   0,415
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NORWAY                        0,082
--------------------------------------------------------------------------------
OMAN                          0,677
--------------------------------------------------------------------------------
PAKISTAN                      0,688
--------------------------------------------------------------------------------
PALAU                         0,731
--------------------------------------------------------------------------------
PANAMA                        0,462
--------------------------------------------------------------------------------
PAPUA/NEW GUINEA              0,406
--------------------------------------------------------------------------------
PARAGUAY                      0,505
--------------------------------------------------------------------------------
PERU                          0,462
--------------------------------------------------------------------------------
PHILIPPINES                   0,340
--------------------------------------------------------------------------------
POLAND                        0,189
--------------------------------------------------------------------------------
PORTUGAL                      0,247
--------------------------------------------------------------------------------
PUERTO RICO                   0,073
--------------------------------------------------------------------------------
QATAR                         0,619
--------------------------------------------------------------------------------
REUNION ISLAND                0,572
--------------------------------------------------------------------------------
ROMANIA                       0,238
--------------------------------------------------------------------------------
RUSSIAN FEDERATION            0,336
--------------------------------------------------------------------------------
RUSSIA - ST PETERSBURG ONLY   0,310
--------------------------------------------------------------------------------
RUSSIA - MOSCOW ONLY          0,310
--------------------------------------------------------------------------------
RWANDA                        0,498
--------------------------------------------------------------------------------
SAIPAN                        0,411
--------------------------------------------------------------------------------
SAKHALIN                      0,275
--------------------------------------------------------------------------------
SAN MARINO                    0,807
--------------------------------------------------------------------------------
SAO TOME AND PRINCIPE         0,554
--------------------------------------------------------------------------------
SAUDI ARABIA                  0,822
--------------------------------------------------------------------------------
SENEGAL REPUBLIC              0,249
--------------------------------------------------------------------------------
SERBIA-MONTENEGRO             0,850
--------------------------------------------------------------------------------
SEYCHELLES ISLANDS            0,669
--------------------------------------------------------------------------------
SIERRA LEONE                  0,172
--------------------------------------------------------------------------------

APPENDIX 3B.3 to the Interconnect Agreement between Telia & Tele8   App. 3 B 3 (6)

--------------------------------------------------------------------------------
SINGAPORE                     0,172
--------------------------------------------------------------------------------
SLOVAKIA                      0,186
--------------------------------------------------------------------------------
SLOVENIA                      0,122
--------------------------------------------------------------------------------
SOLOMON ISLANDS               0,638
--------------------------------------------------------------------------------
SOMALIA                       0,554
--------------------------------------------------------------------------------
SOUTH AFRICA                  0,338
--------------------------------------------------------------------------------
SOUTH KOREA                   0,338
--------------------------------------------------------------------------------
SPAIN                         0,210
--------------------------------------------------------------------------------
SRI LANKA                     0,596
--------------------------------------------------------------------------------
ST HELENA                     0,482
--------------------------------------------------------------------------------
ST LUCIA                      0,399
--------------------------------------------------------------------------------
ST PIERRE & MIQUELON          0,248
--------------------------------------------------------------------------------
ST VINCENT & THE GRENADINES   0,462
--------------------------------------------------------------------------------
ST KITTS & NEVIS              0,391
--------------------------------------------------------------------------------
SUDAN                         0,395
--------------------------------------------------------------------------------
SURINAME                      0,761
--------------------------------------------------------------------------------
SWAZILAND                     0,378
--------------------------------------------------------------------------------
SWITZERLAND                   0,117
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SYRIA                         0,614
--------------------------------------------------------------------------------
TAIWAN                        0,304
--------------------------------------------------------------------------------
TADJIKISTAN                   0,393
--------------------------------------------------------------------------------
TANZANIA                      0,604
--------------------------------------------------------------------------------
THAILAND                      0,456
--------------------------------------------------------------------------------
TOGO                          0,600
--------------------------------------------------------------------------------
TOKELAU                       1,678
--------------------------------------------------------------------------------
TONGA                         0,671
--------------------------------------------------------------------------------
TRINIDAD/TOBAGO               0,428
--------------------------------------------------------------------------------
TUNISIA                       0,294
--------------------------------------------------------------------------------
TURKEY                        0,301
--------------------------------------------------------------------------------
TURKMENISTAN                  0,529
--------------------------------------------------------------------------------
TURKS & CAICOS IS.            0,405
--------------------------------------------------------------------------------
TUVALU                        0,660
--------------------------------------------------------------------------------
UGANDA                        0,447
--------------------------------------------------------------------------------
UKRAINE                       0,247
--------------------------------------------------------------------------------
UNITED ARAB EMIRATES          0,436
--------------------------------------------------------------------------------
UNITED KINGDOM                0,080
--------------------------------------------------------------------------------
URUGUAY                       0,453
--------------------------------------------------------------------------------
US VIRGIN ISLANDS             0,073
--------------------------------------------------------------------------------
USA                           0,069
--------------------------------------------------------------------------------
UZBEKISTAN                    0,571
--------------------------------------------------------------------------------
VANUATU                       0,20
--------------------------------------------------------------------------------
VENEZUELA                     0,243
--------------------------------------------------------------------------------
VIET NAM                      0,688
--------------------------------------------------------------------------------
WALLIS & FUTUNA               0,296
--------------------------------------------------------------------------------
WESTERN SAMOA                 0,490

APPENDIX 3B.3 to the Interconnect Agreement between Telia & Tele8   App. 3 B 3 (7)

--------------------------------------------------------------------------------
YEMEN ARAB REPUBLIC           0,562
--------------------------------------------------------------------------------
ZAIRE                         0,445
--------------------------------------------------------------------------------
ZAMBIA                        0,516
--------------------------------------------------------------------------------


APPENDIX 3B.4 to the Interconnect Agreement between Telia & Tele8

077 NUMBERS - SERVICE WITH SHARED COST

ACCESS TO SPECIAL TELE8 SERVICES

Nordiska Tele8 AB can offer services with shared cost to subscribers in the following number series:
077 031,
077 032 and
077 038

INTERIM SOLUTION:

An interim agreement has been made between the parties regarding compensation from Telia to Nordiska Tele8 AB for traffic from Telia's network to Nordiska Tele8's 077 service. The agreement is effective January 1, 1998 until further notice.

GENERAL TERMS AND CONDITIONS FOR 077 SERVICES

Nordiska Tele8 shall compensate Telia for terminating in Telia's network according to the provisions stated in Appendix 1.

Tele8 is responsible for the Tele8 Betalsamtal service. The parties are responsible for their own actions regarding their customers. Any costs to the opposite party shall be compensated by the initiating party.

Billing and payment terms are according to the provisions stated in Appendix 4.

Price changes follow Appendix 1 to the main agreement.


APPENDIX 3B.5 to the Interconnect Agreement between Telia & Tele8

078 NUMBERS

NORDISKA TELE8'S SPECIFIC SERVICE

078 88XXXX
X = one number between O and 9

DESCRIPTION OF THE SERVICE

Nordiska Tele8's telephone operator service offers one specific calling number for Tele8's customer service. The service is not charged to the calling customer, similar to a toll free number.

Nordiska Tele8's customer service contains the number series 078 88.

There is no connection between the extension's geographic location and the 078 88 number.

GENERAL TERMS AND CONDITIONS FOR 078 SERVICES

Nordiska Tele8 shall compensate Telia for terminating in Telia's network according to the provisions stated in Appendix 1.

Tele8 is responsible for the Tele8 Betalsamtal service. Each party is responsible for their own actions regarding their customers. Any costs to the opposite party shall be compensated by the initiating party.

Billing and payment terms are according to the provisions stated in Appendix 4.

Price changes follow Appendix 1 to the main agreement.

APPENDIX 3B.6 to the Interconnect Agreement between Telia & Tele8

PERSONAL TELEPHONE NUMBER SERVICES, NUMBER SERIES: 0702>075

The service provides a personal number service with the possibility of directing incoming telephone calls to an optional telephone number in a fixed or mobile network.

Calling Number
--------------
0702 80XXX-0702 89XXX
X = one number between 0 and 9

REDIRECTING

The user can redirect telephone numbers by calling a special telephone number.

INTERIM CONDITIONS

Tele8 shall compensate Telia for terminating in Telia's network according to the provisions stated in Appendix 1.

Billing and payment terms are according to what is specified in Appendix 4.

Price changes follow Appendix 1 to the main agreement.

APPENDIX 3B.7 to the Interconnect Agreement between Telia & Tele8

INTERNATIONAL PREMIUM RATE SERVICE - IPRS

DESCRIPTION OF THE SERVICE

The service is an international service (short + PIN code) that shall not be obtainable nationally. Telia directs through the internationally originated service transparently through Telia's network to Tele8's network.

Number series
-------------
0388 XXXXXX

COMPENSATION
Telia compensates Nordiska Tele8 AB, who has purchased termination, according to Appendix 2.

GENERAL TERMS AND CONDITIONS

Billing and payment terms are according to the provisions in Appendix 4.

Price changes follow Appendix 2 to the main agreement.

APPENDIX 3B.8 to the Interconnect Agreement between Telia & Tele8

A-NUMBER PRESENTATION

TERMS AND CONDITIONS FOR PRESENTING NORDISKA TELE8'S SUBSCRIBERS' A-NUMBERS

Nordiska Tele8's subscribers' A-numbers refer calls made by these subscribers that are billed by Nordiska Tele8 AB.

Nordiska Tele8 AB gives Telia the right to present Nordiska Tele8's subscribers' A-numbers to a receiving subscriber in Telia's network. The right is not valid in those cases where the subscriber resists presenting its subscriber number.

Telia shall, as compensation for this right, pay 1 (one) ore to Nordiska Tele8 AB for every call that is put through from Nordiska Tele8's network.

APPENDIX 4 to the interconnect Agreement between Telia & Tele8

TRAFFIC REGISTRATION, BILLING ROUTINES, AND PAYMENT TERMS

A/ REGISTRATION

1.   BASIC INTERCONNECT SERVICES

Traffic is registered by the sending party with the following division of basic Interconnect services:

a) termination
b) access
c) transiting

For each service, wherever applicable, the type of network segment, peak and off-peak traffic, respectively, as well as, for the transit service, the operator to which traffic is destined, shall be registered (please see the traffic matrix).

2.   SPECIFIC INTERCONNECT SERVICES

Traffic shall be registered separately by the sending parting for each specific Interconnect service and in accordance with what is specified in the traffic matrix.

3.   REGISTRATION DATA

The number of completed calls as well as the number of traffic minutes that falls within "conversation time" shall be registered for each basic Interconnect service and specific telephone service, respectively, according to Section 1.2.2 of CCITT, Recommendation D.150.

Registration data is enclosed with the bill and contains a report, per time period, in accordance with the provisions stated in Appendices 1, 2, and 3. The sending operator shall report transited traffic per third operator.

4.   TRAFFIC REGISTRATION

Irrespective of what has been stated above in Sections 1 and 2, Telia may, during a transition period, attend to the registration until Tele8 is able to fulfill the obligation in Sections 1 and 2. The extent of and compensation for this shall be agreed separately.

B/ BILLING ROUTINES AND PAYMENT TERMS

1. BILLING ROUTINES

Billing of traffic compensation shall take place after each month for each calendar month.

Fixed periodic compensation shall be billed in advance, quarterly.

Compensation for establishing points of Interconnect, connection capacity in an Interconnect point, number capacity, etc., shall be billed once establishment has been completed. Detailed provisions concerning this are agreed separately.

The parties shall attempt to send to the opposite party, no later than the 10th of each month, support for traffic billing that has been exchanged during the proceeding month. The support shall be based on the registration data that each respective party is responsible for, according to A/ above, and shall, for each identified traffic case in the traffic matrix, contain information about the number of calls, the number of conversation minutes, as well as compensation amounts. The support documentation shall be provided on diskette or via electronic mail.

Bills are prepared by the party that has a net claim on the opposite party. The bills shall be sent no later than the 15th of each month after the billing month.

2.   BILLING AMOUNTS

All billed amounts shall be stated in Swedish kronor and calculated according to the provisions stated in Appendices 1, 2, 3, and 6, respectively.

Charges are added to certain services which can only be registered by the providers. Such fees will be billed separately by the provider.

Value added tax is added in accordance with current legislation.

3.   PAYMENT TERMS

Thirty days from the bill date.

Late payments will be charged with penalty interest according to the interest rate law.

APPENDIX 5 to the Interconnect Agreement between Telia & Tele8

LIST OF INTERCONNECT AREAS (INTERCONNECT POINTS AND AREA CODES)

Telia offers two points of connection for Interconnect in each one of the 13 Interconnect areas, which are listed in Table 1 together with addresses for each respective Interconnect point. Table 1 also specifies the signaling point number for the Interconnect station that relates to each respective Interconnect point. Each respective Interconnect area includes the area codes in Telia's numbering plan that are specified in Table 2.

Note. In addition to the specified Interconnect points in Table 1 through which
-----
the operator is able to reach all subscribers connected to Telia's permanent network, Telia offers Interconnect points at digital telephone stations through which the operator is able to reach Telia subscribers connected to the station in question.

For traffic distribution reasons, an operator shall always be connected to two Interconnect points in each Interconnect area with half of the traffic to and from each point. If Tele8 only requires one group of 30 (1 PCM system), then connection is permitted to only one Interconnect point.

Table 1 lists locations where Interconnect points can be offered.


TABLE 1
---------------------------------------------------------------------------------------------------------------------------------
Traffic area     Locations for Inter-    Addresses for Inter-connection       FX             FX Sign         Signaling point no.
                 Connection Points       Points 1)                                                           (N1=3)
---------------------------------------------------------------------------------------------------------------------------------
1. NORRA         ALVSBYN                 Selholmsgatan 1                     Alvsbyn/B       Ab/B FX         3-15890
                 LYCKSELE                Nybruksgatan 1                      Lycksele 3      Lse3 FX         3-15891
---------------------------------------------------------------------------------------------------------------------------------
2. SUNDSVALL     SUNDSVALL               Bankgatan 13                        Sundsvall/J     Sv/J FX         3-15892
                 OSTERSUND               Kyrkgatan 60                        Ostersund/B     Os/B FX         3-15893
---------------------------------------------------------------------------------------------------------------------------------
3. GAVLE         GAVLE                   Johanneslotsvagen 7                 Gavle/D         G1/D FX         3-15894
                 BORLANGE                Stationsgatan 16                    Borlange 2      Blg2 FX         3-15895
---------------------------------------------------------------------------------------------------------------------------------
4. OREBRO        OREBRO                  Nikolaigatan 1-3                    Orebro 3        Or3 FX          3-15896
                 KRISTINEHAMN            Kungsgatan 28                       Kristinehamn 2  Ksn2 FX         3-15897
---------------------------------------------------------------------------------------------------------------------------------
5. UPPSALA       UPPSALA                 Kv Bjorken, Hjalmar                 Uppsala 2       U2 FX           3-15898
                                         Brantingsgatan 4
                 VASTERAS                Vastra Kyrkogatan 5                 Vasteras/B      Vs/B FX         3-15890
--------------------------------------------------------------------------------------------------------------------------------
6. STOCKHOLM     STOCKHOLM               Jakobsbergsgatan 24                 Stockholm       S FX            3-15885
                 STOCKHOLM               Kalmagatan                          Hammarby/N      Hy/N FX         3-15584
                 STOCKHOLM               Hornsgatan 103                      S/Hogalid       S/H FX          3-15910
                 STOCKHOLM               Falambsv 20-30                      Fredhall2       Fre2 FX         3-15911
                 STOCKHOLM                                                                   HY/N STX        3-15883
                                                                                                             "Signaling"
-------------------------------------------------------------------------------------------------------------------------------
7. NORRKOPING    NORRKOPING              Gamia Radstugegatan 19              Norrkoping C    N/C FX          3-15900
                 NORRKOPING              Hagebygatan 180                     Norrkoping X    N/X FX          3-15901
-------------------------------------------------------------------------------------------------------------------------------
8. BORAS         BORAS                   Holmsgatan 3-5                      Boras 3         B3 FX           3-15903
                 TROLLHATTAN             Polhemsgatan 4                      Trollhattan     Th FX           3-15902
-------------------------------------------------------------------------------------------------------------------------------
9. GOTEBORG      GOTEBORG                Vidkarr, Attehogsgatan              G/Rada          G/Ra FX         3-15882
                 GOTEBORG                Kasemiorget 11                      Goteborg        G FX            3-15880
                 GOTEBORG                                                                    G/Kr STX        3-15881
                                                                                                             "Signaling"
------------------------------------------------------------------------------------------------------------------------------
10. JONKOPING    JONKOPING               Jarnvagsgatan 3                     Taberg          Tag FX          3-15905
                 VAXJO                   Kronobergsgatan 12                  Vaxjo 2         Vj2 FX          3-15904
------------------------------------------------------------------------------------------------------------------------------
11.              KALMAR                  Ingeltorpsvagen (Smedby)            Smedby 2        Smy2 FX         3-15906
   KRISTIANSTAD  HASSLEHOLM              Andra avenyn 3                      Hassleholm 2    Hlm2 FX         3-15907
------------------------------------------------------------------------------------------------------------------------------
12. HELSINGBORG  HELSINGBORG             Fyrverkaregatan 18                  Helsingborg/D   Hs/D FX         3-15908
                 HELSINGBORG             Karlsgatan 2                        Helsingborg/B   Hs/S FX         3-15909
------------------------------------------------------------------------------------------------------------------------------
13. MALMO        MALMO                   Sparven, Storgatan 15               Malmo/SM        M/Sm FX         3-15886
                 MALMO                   Kirseberg, Vattenverksvagen 13      Lund/H          Ld/H FX         3-15887
------------------------------------------------------------------------------------------------------------------------------

Connection to these addresses assumes that the connection up to the Interconnect point is rented by Telia.

APPENDIX 5 To The Interconnect Agreement Between Telia & Tele8

TABLE 2 (INTERCONNECT AREAS)

INTERCONNECT AREA 1 (NORTHERN SWEDEN)
090 0910 0911 0912 0913 0914 0915 0916 0918 0920 0921 0922 0923 0924 0925 0926
0927 0928 0929 0930 0932 0933 0934 0935 0940 0941 0942 0942 9043 0950 0951
0952 0953 0960 0961 0970 0971 0973 0975 0976 0977 0978 980 981

INTERCONNECT AREA 2 (SUNDSVALL)
060 0611 0612 0613 0620 0621 0622 0623 0624 063 0640 0642 0643 0644 0645 0647
0650 0651 0652 0653 0660 0661 0662 0663 0670 0671 0672 0680 0682 0684 0687
0690 0691 0692 0693 0695 0696

INTERCONNECT AREA 3 (GAVLE)
0225 023 024 0241 0243 0246 0247 0248 0250 0251 0253 0258 026 0270 0271 0278
0280 0281 0290 0291 0294 0297

INTERCONNECT AREA 4 (OREBRO)
0151 019 0532 0533 054 0550 0551 0552 0553 0554 0555 0560 0563 0564 0565 0570
0571 0573 0580 0581 0582 0583 0584 0585 0586 0587 0589 0590 0591

INTERCONNECT AREA 5 (UPPSALA)
016 0171 0173 0174 0175 0176 018 021 0220 0221 0222 0223 0224 0226 0227 0293
0295

INTERCONNECT AREA 6 (STOCKHOLM)
0152 0156 0158 0159 08

INTERCONNECT AREA 7 (NORRKOPING)
011 0120 0121 0122 0123 0125 013 0141 0142 0143 0144 0150 0155 0157 0490 0492
0493 0494 0495 0498

INTERCONNECT AREA 8 (BORAS)
0320 0321 0325 033 0500 0501 0501 0502 0503 0504 0505 0506 0510 0511 0512 0513
0514 0520 0521 0522 0523 0524 0525 0526 0528 0530 0531 0534

INTERCONNECT AREA 9 (GOTHENBURG)
0300 0301 0302 0303 0304 031 0322 0340

INTERCONNECT AREA 10 (JONKOPING)
0140 036 0370 0371 0372 0380 0381 0382 0383 0390 0392 0393 0459 0470 0472 0474
0476 0477 0478 0496

INTERCONNECT AREA 11 (KRISTIANSTAD)
044 0431 0434 0455 0456 0457 0471 0479 0480 0481 0485 0486 0497 0499

INTERCONNECT AREA 12 (HELSINGBORG)
0345 0346 035 0418 042 0430 431 0433 0435

INTERCONNECT AREA 13 (MALMO)
040 0410 0411 0413 0414 0415 0416 0417 046

Telia's network includes a total of 264 area codes.


APPENDIX 6 to the Interconnect Agreement between Telia & Tele8

COMPENSATION RELATED TO POINTS OF INTERCONNECT

Each party shall, on request, provide regional and local points of Interconnect according to the same definitions and on the same (reciprocal) terms and conditions. Directly assignable costs are charged to the connection itself in accordance with the following:

--------------------------------------------------------------------------------
                   NON-RECURRING             YEARLY              MAXIMUM
SERVICE            COMPENSATION            COMPENSATION        DELIVERY TIME
                       (SEK)                                     (months)
Regional inter-    100 000 per pair of    50 000 per pair of         4
connection point   connecting stations    connecting stations
(Two points are    in an Interconnect     in an Interconnect
provided per       area                   area
Interconnect area)

Local inter-       40 000 per local       25 000 per local           4
connection point   station within an      station within an
                   area code, highest     area code, highest
                   100 000                50 000

Group of 30        10 000                 6 000                      3
connections
--------------------------------------------------------------------------------

The parties shall jointly work out a plan for establishing Interconnect points, connection capacity, and increasing the connection capacity. Delivery time is calculated from the complete order, implying mutual approval of the order and its details according to a specific document worked out by Telia that describes delivery/connection process and testing regulations. Any changes to the order will mean a delay in the delivery time.

Billing routines and payment terms are specified in Appendix 4.


APPENDIX 7 to the Interconnect Agreement between Telia & Tele8

TECHNICAL REQUIREMENTS AND NETWORK ARRANGEMENTS

1. INTERFACE FUNCTIONS

Interface functions shall agree with the regulations of The Swedish National Post and Telecom Agency and those technical specifications referred to by The Swedish National Post and Telecom Agency or which the parties have agreed to.

The following Telia issued specifications are presently valid:

FOR FIXED NETWORK OPERATORS:

8211-A 312,rev. A: Transmission requirements for an independent public switched telephone network connected to the Telia public switched telephone network.

8211-A 313,rev. A: Synchronization requirements for an independent public switched telephone network connected to the Telia public switched telephone network.

8211-A 314,rev. C: Signaling requirements for an independent public switched telephone network connected to the Telia public switched telephone network. CCITT signaling system no.7 Message Transfer Part (MTP).

8211-A 335,rev. A: ISDN-ISDN Signaling interface for Sweden.

8211-A 317,rev. A: Requirements on tone messages sent from an independent public switched telephone network connected to the Telia switched telephone network.

8211-A 308,rev. B: Sending of the called party address between a fixed network operator in Sweden and the Telia network.

8211-A 318,rev. B: Sending of the calling party address between a fixed network operator in Sweden and the Telia network.

Any additional supplements and specifications to the technical interface functions shall be defined by the parties as soon as they deem it necessary.

2. NETWORK PLANNING AND TRAFFIC ROUTING

2.1 Network Planning

The parties shall jointly and continuously formulate plans (long-term and short-term) for the following:

 .    establishing new Interconnect points
 .    changing connection capacity in an Interconnect point
 .    changing the routing of telephone traffic that is of importance to
     Interconnect
 .    changing signaling network formation and the signaling traffic routing

2.2 Basic Principles for Traffic Routing

Telia directs traffic that is to be transferred to Tele8 according to the following:

a) For the access service, Telia directs the traffic to an Interconnect point in that Interconnect area where the Telia subscriber is located if an Interconnect point is established in the area. If an Interconnect point is not established in the area, then Telia directs the traffic to that Interconnect point in another Interconnect area that is most appropriate for Telia.

b) For traffic that is to be terminated in Tele8's network, Telia directs the traffic to a Interconnect point in that Interconnect area where Tele8's subscriber is located. This means that Tele8 must have an Interconnect point in that Interconnect area where Tele8's subscriber is located.

Tele8 directs traffic that is to be transferred to Telia to that Interconnect point that is most appropriate for Tele8.

The parties shall report to each other how they intend to route the traffic in each respective network so the opposite party can adapt dimensioning of its own network accordingly. This means the parties shall jointly work out and agree to routing plans for both normal and abnormal situations.

2.3 Traffic Management

In the event of a disruption or breakdown in the one of the party's networks, the party shall manage the traffic to/from the opposite party's network in such a way that calls between the parties' networks are not discriminated in a negative way compared with other comparable traffic that uses the affected parts of the party's network.

When establishing services in the network that can create synchronous calling situations between the networks (for example, mass calling), the parties shall inform each other so steps can be taken to ensure passage for other traffic between the networks.

2.4 Technical Conditions for A-Number Transfer

Telia's interface functions 1/155 19-A 101 contains the technical conditions for A-number transfer from Telia to Tele8.

Telia's interface functions 1/155 19-A 103 contains the technical conditions for A-number transfer from Tele8 to Telia.

3. Information and On-Going Technical Issues

The parties shall continuously inform each other about plans and decisions that affect technical issues relevant to Interconnect.

Detailed test planning, start-up, etc., shall take place according to the agreed provisions between representatives for Telia and Tele8.

4. Test Numbers

Tele8 shall ensure that telephone numbers can be used as test numbers. A call that is directed to this test number is given a verbal reply saying that the caller has come to a desired operator's network.

APPENDIX 8 to the Interconnect Agreement between Telia & Tele8

IMPLEMENTATION OF NUMBER SERIES

Telia shall implement number series, including network prefixes, that have be assigned to Tele8 by The Swedish National Post and Telecom Agency and ordered by Tele8. Price and delivery time for implementing the various number series are specified in Section 4 below.

Calls to these number series shall be directed by Telia to Tele8's network, whereupon Tele8 shall take responsibility for routing the call further. This includes calls that originate in Telia's network, calls that originate in other operators' networks and for which Telia is committed to put through to Tele8's network, as well as calls from other countries. (Concerning calls from other countries, certain number series can blocked for international traffic, for example, 020 numbers.)

Numbering Plan Changes.

This agreement is not valid for essential numbering plan changes ordered by PTS. Compensation for such changes shall be agreed to separately.

NUMBERS/NUMBER SERIES

The following numbers/number series can be ordered by Tele8:

1. Access numbers (network prefixes)

2. Service numbers

a.   Toll free call number series (020)
b.   Toll call number series (09XX)
c.   Number series for personal numbers (0701, 0702, 075)
d.   Number series for shared rate (077)
e.   Numbers for operator specific services (078)
f.   Numbers for International Premium Rate Services (0388)
g.   Other service numbers

3. Local subscriber number series

PRICES AND DELIVERY TIMES

Price and delivery time for implementing various types of numbers/number series is specified in the below table.

--------------------------------------------------------------------------------
   SERVICE                                     PRICE             DELIVERY TIME
                                               (SEK)                 months
Access Numbers (network prefixes)             406 000                   4

Service Numbers                               124 000                   4

Local subscriber number series                69 000 per inter-         3
in Stockholm's                                connection area
and Gothenburg's Interconnect areas


Local subscriber number series in other       49 000 per inter-         3
Interconnect areas                            connection area
--------------------------------------------------------------------------------

The above prices are per order and do not include value added tax. Ordering several services from the above table can mean that certain work operations can be coordinated, resulting in a reduction of the total cost.

APPENDIX 9 to the Interconnect Agreement between Telia & Tele8

SIGNALING NETWORK

1. FORMATION OF THE SIGNALING NETWORK

Signaling between Telia's and Tele8's networks takes place with CCITT's signaling system no. 7 in accordance with the provisions specified in Appendix 7 to the main agreement. "Nonassociated signaling" is then applied, i.e., signaling via STPs (Signal Transfer Points). The typical case consists of two STPs in each party's network. Each STP is connected to the opposite party's two STPs (see Fig. 1). The STPs can be "stand alone" STPs or integrated in telephone stations.

FIGURE 1

                               [GRAPHIC OMITTED]


If Tele8 only has one station, then the signaling network is formed according to Figure 2.


FIGURE 2

                               [GRAPHIC OMITTED]

Each set of links contains one signaling link. Signaling links are delivered in 16 time frame in one 2 Mbit/s PCM system where remaining time frames are used as call connections.

Load division is applied between the sets of links. Bit 3 in the SLS (Signaling Link Selection) is used for this.

A network indicator value of 3 (NI=3) is used when signaling between Telia's and Tele8's network. NI=2 (is used by Telia) is recommended within each respective operator's network.

2 POINTS OF INTERCONNECT

Telia's and Tele8's signaling links are joined at Interconnect points, which Telia has established on behalf of the operator, in two Interconnect areas (see Fig. 3).

FIGURE 3  [insert Figure 3]


                               [GRAPHIC OMITTED]


The parties shall agree as to which Interconnect areas are to be joined.

If Tele8 only has one station, then connection shall take place at Interconnect points in one Interconnect area (see Fig. 4).

FIGURE 4

                                [GRAPHIC OMITTED]

                                [GRAPHIC OMITTED]

3. SIGNALING NETWORK COSTS

Each party shall be responsible for incurred costs on that party's side of the connection points.

4. SPECIAL ARRANGEMENTS

If a party wishes to deviate from the principles and guidelines that are stated above, then the parties can enter into a separate agreement. The basic principle is that costs for special arrangements are covered by the party requesting such arrangements.

APPENDIX 10 to the Interconnect Agreement between Telia & Tele8

ADDRESSES AND CONTACTS POINTS BETWEEN TELIA AND TELE8

Agreement Parties
-----------------

Nordiska Tele8 AB
Box 88
201 20 Malmo
Org. no. 556 452-3842

Telia AB
123 86 Farsta
Org. no. 556 103-4249

Questions concerning the agreement
----------------------------------
(questions concerning the agreement's applications, amendments, supplements, etc.)

Nordiska Tele8 AB
Stefan Schreiter
Box 88
201 20 Malmo
tel: 040-660 01 59
fax: 040-620 00 89

Telia AB
Network Services, Operator Services
Hans Malmgren
Liljeholmsvagen 18
117 61 Stockholm
tel: 08-455 46 26
fax: 08-455 46 30

Orders, status reports, delivery decisions
------------------------------------------
(sending orders, receiving offers, order confirmation, status reports)

Nordiska Tele8 AB
Preben Larsen
Box 88
201 20 Malmo
tel: 040-620 01 29
fax: 040-620 00 89

Telia AB
Hans Malmgren
Liljeholmsvagen 18
117 61 Stockholm
tel: 08-455 46 26
fax: 08-455 46 30

BILLING

Billing Addresses:
------------------

Nordiska Tele8 AB
Christina Thorncrantz
Box 88
201 20 Malmo
tel: 040-620 01 67
fax: 040-620 00 89

Telia AB
Tea Ankerman
Liljeholmsvagen 18
117 61 Stockholm
tel: 08-455 42 13
fax: 08-455 46 35

Billing Questions:
------------------

Nordiska Tele8 AB
Jonas Torstensson
Box 88
201 20 Malmo
tel: 040-620 01 56
fax: 040-620-00-89

Telia AB
Tea Ankerman
Liljeholmsvagen 18
117 61 Stockholm
tel: 08-455 42 13
fax: 08-455 46 35

Error and Interruptions in Operations:
--------------------------------------

Nordiska Tele8 AB
Stefan Schreiter
Box 88
201 20 Malmo
tel: 040-660 01 59
fax: 040-620 00 89

Telia AB
Agneta Linstrom
Liljeholmsvagen 18
117 61 Stockholm
tel: 08-455 22 54
fax: 08-455 46 30

See Operating Agreement.